                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                                  MODAVOX, INC.
             (Exact name of registrant as specified in its charter

         Delaware                   333-57818                  58-2504254
      (State or other              (Commission               (IRS Employer
      jurisdiction of           Identification No.)           File Number)
      incorporation)

               2617 South 46th Street Suite 300 Phoenix, AZ 85034
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 643 5859

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(C) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers;

On March 31, 2006 Robert Arkin, Chairman of Modavox, Inc. announced today that he is resigning from the Board of Directors and as an officer of the Company after three years. He will continue serving Modavox in a consulting capacity.

"Robert has made an invaluable contribution to Modavox and its stockholders,"
said CEO David Ide. "I value his friendship and counsel." Arkin was instrumental in taking Modavox public, raising capital, developing a broader business strategy for the Company in the online distribution of on-demand streaming media and initiating a successful turnaround strategy.

A pioneer in Internet radio and survivor of the dot-com bust, Modavox went public in a reverse merger in 2003. Under Arkin's initiative, the Company improved its positioning, branding, technology platform, production capabilities and programming; changed its name from SurfNet Media Group to Modavox to reflect a broader vision of the Company as a digital media enterprise; and embraced new opportunities in the on-line syndication of rich media.

Arkin also engineered Modavox's recent merger with Kino Interactive Group, LLC, bringing Modavox more scale and momentum by uniting Modavox's leadership position in internet talk radio and Kino's capabilities in online delivery of rich digital media. The merger strengthened Modavox's management team and brought Modavox a roster of new clients, expanded product line, developing business opportunities and new proprietary tools.

Before joining the Company, Arkin worked in business, real estate and law. He was the founder of Synermedics, Inc. which developed a web portal, applications delivery platform and workflow process automation technology for the hospital industry. He served as General Counsel, Executive Vice President and Chief
Operating Officer of Berman Managed Care, Inc., a Nasdaq National Market traded health plan, rural delivery network, management services organization and hospital coding, utilization review and quality assurance business. He was a principal in several real estate projects. Prior to that, Arkin was a partner in
Leonard Street and Deinard, Minnesota's 4th largest firm, and in several other law firms. He specialized in corporate finance and securities law, working primarily with technology and health care businesses.

Arkin is a graduate of the University of Virginia School of Law where he served as Executive Editor of the Virginia Journal of International Law. He received his bachelor's (cum laude) and master's degrees from the University of
Pennsylvania. He has authored several articles on technology law and healthcare law issues. He served as a judicial law clerk for the Chief Justice of the
Supreme Court of Minnesota following his graduation from law school.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MODAVOX, INC.
("Registrant")

By: /s/ David J. Ide
    David J. Ide
    Chief Executive Officer

Date: March 31, 2006